                                SUBSEQUENT TRANSFER AGREEMENT

        Pursuant  to  this  Subsequent  Transfer  Agreement  (the  "Agreement"),  dated  as of
November  27, 2006,  between  GMAC  Mortgage,  LLC, as seller (the  "Seller"),  and GMACM Home
Equity Loan Trust  2006-HE4,  as issuer (the  "Issuer"),  and  pursuant to the  mortgage  loan purchase  agreement  dated as of September 27, 2006 (the "Mortgage Loan Purchase  Agreement"),
among GMAC Mortgage,  LLC, as a seller and servicer,  Walnut Grove Mortgage Loan Trust 2003-A, as a Seller,  Residential Asset Mortgage Products,  Inc., as purchaser (the "Purchaser"),  the
Issuer and The Bank of New York Trust  Company,  National  Association,  as indenture  trustee
(the "Indenture  Trustee"),  the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage  loans listed on the  attached  Schedule of  Subsequent
Mortgage Loans (the "Subsequent Mortgage Loans").

        Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the indenture  dated as of September  27, 2006,  between the Issuer and the  Indenture  Trustee,  which  meanings  are  incorporated  by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Mortgage Loans.

        (a)    The Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the
Issuer,  without  recourse,  all of its right,  title and  interest  in and to the  Subsequent
Mortgage Loans (including the Subsequent  Cut-Off Date Principal  Balance now existing and all
Additional  Balances  thereafter  arising to and including the date immediately  preceding the commencement of the Rapid  Amortization  Period),  all principal received and interest thereon on and after the  Subsequent  Cut-Off  Date,  all monies due or to become due  thereon and all items with respect to the Subsequent  Mortgage  Loans to be delivered  pursuant to Section 2.2 of the Mortgage Loan  Purchase  Agreement;  provided,  however,  that the Seller  reserves and retains all right,  title and interest in and to principal  received and interest  accruing on
the  Subsequent   Mortgage   Loans  prior  to  the   Subsequent   Cut-Off  Date.  The  Seller,
contemporaneously  with  the  delivery  of this  Agreement,  has  delivered  or  caused  to be delivered to the  Indenture  Trustee  each item set forth in Section 2.2 of the Mortgage  Loan
Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent  Mortgage Loans  identified on the  Mortgage  Loan  Schedule  shall be absolute  and is intended by the parties  hereto to constitute  a sale by the  Seller to the  Issuer on the  Subsequent  Transfer  Date of all the
Seller's  right,  title  and  interest  in and to the  Subsequent  Mortgage  Loans,  and other property  as and to the extent  described  above,  and the  Issuer  hereby  acknowledges  such transfer.  In the event the  transactions  set forth  herein shall be deemed not to be a sale, the  Seller  hereby  grants  to the  Issuer  as of the  Subsequent  Transfer  Date a  security interest in all of the  Seller's  right,  title and  interest  in, to and under all  accounts, chattel  papers,  general  intangibles,  contract  rights,  certificates  of deposit,  deposit accounts,  instruments,  documents, letters of credit, money, payment intangibles,  advices of credit,  investment  property,  goods and  other  property  consisting  of,  arising  under or related  to the  Subsequent  Mortgage  Loans,  and such other  property,  to secure all of the
Issuer's  obligations  hereunder,  and this Agreement  shall  constitute a security  agreement under  applicable  law.  The Seller  agrees to take or cause to be taken such  actions  and to execute  such  documents,  including  without  limitation  the filing of all  necessary  UCC-1 financing  statements  filed in the State of Delaware  and the  Commonwealth  of  Pennsylvania
(which shall be submitted for filing as of the Subsequent  Transfer  Date),  any  continuation statements  with respect  thereto and any amendments  thereto  required to reflect a change in the  name  or  corporate  structure  of the  Seller  or the  filing  of any  additional  UCC-1
financing   statements  due  to  the  change  in  the  principal  office  or  jurisdiction  of incorporation  of the Seller,  as are necessary to perfect and protect the Issuer's  interests in each Subsequent Mortgage Loan and the proceeds thereof.

        (b)    The expenses  and costs  relating to the  delivery of the  Subsequent  Mortgage
Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

        (c)    Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a)    The Seller hereby affirms the  representations  and  warranties  made by it and set forth in Section 3.1 of the Mortgage  Loan  Purchase  Agreement  that relate to the Seller or the  Subsequent  Mortgage  Loans as of the date hereof.  The Seller  hereby  confirms  that each of the  conditions  set forth in Section  2.2(b) of the Mortgage Loan Purchase  Agreement
are satisfied as of the date hereof and further  represents and warrants that each  Subsequent
Mortgage Loan  complies  with the  requirements  of this  Agreement and Section  2.2(c) of the
Mortgage  Loan  Purchase  Agreement.  GMACM,  as Servicer  of the  Subsequent  Mortgage  Loans
hereby  affirms  the  representations  and  warranties  made by it  regarding  the  Subsequent
Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

        (b)    The  Seller is  solvent,  is able to pay its debts as they  become  due and has capital  sufficient  to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the execution and delivery of this  Agreement or by the  performance of its  obligations  hereunder  nor is it  aware  of  any  pending  insolvency;  no  petition  of bankruptcy (or similar  insolvency  proceeding)  has been filed by or against the Seller prior to the date hereof.

        (c)    All terms and  conditions of the Mortgage Loan Purchase  Agreement  relating to the Subsequent Mortgage Loans are hereby ratified and confirmed;  provided,  however,  that in the  event  of  any  conflict  the  provisions  of  this  Agreement  shall  control  over  the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3.    Recordation  of  Instrument.  To the extent  permitted by applicable law or a memorandum  thereof if  permitted  under  applicable  law,  this  Agreement is subject to recordation  in all  appropriate  public  offices  for  real  property  records  in all of the counties or other comparable  jurisdictions  in which any or all of the properties  subject to the related Mortgages are situated,  and in any other  appropriate  public recording office or elsewhere,  such  recordation  to be effected by the Servicer at the  Noteholders'  expense on direction of the Noteholders of Notes  representing  not less than a majority of the aggregate
Note  Balance  of the  Notes or the  Enhancer,  but only when  accompanied  by an  Opinion  of
Counsel  to  the  effect  that  such  recordation  materially  and  beneficially  affects  the interests  of the  Noteholders  or the  Enhancer or is  necessary  for the  administration  or servicing of the Subsequent Mortgage Loans.

        Section 4.    GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 5.    Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed,  shall be deemed to be an original and together shall constitute one and the same instrument.

        Section 6.    Successors  and Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

                                            GMAC MORTGAGE, LLC,
                                               as Seller

                                            By:____________________________________________
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE4, as Issuer

                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By:_____________________________________________
                                                Name:
                                                Title:

                                            GMAC MORTGAGE, LLC,
                                               as Servicer

                                            By: _____________________________________________
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT

                                         Attachments

A.      Additional terms of sale.
B.      Schedule of Subsequent Mortgage Loans.
C.      Seller's Officer's Certificate.
D.      Seller's Officer's Certificate (confirmation of Enhancer approval).

                       GMACM HOME EQUITY LOAN TRUST 2006-HE4 (FUNDING)

                        ATTACHMENT A TO SUBSEQUENT TRANSFER AGREEMENT

                                      November 27, 2006

A.
      1.   Subsequent Cut-Off Date:                                          October 31, 2006
      2.   Subsequent Transfer Date:                                         November 27, 2006
      3.   Aggregate Principal Balance of the Subsequent Mortgage Loans as   $15,242,003.51
           of the Subsequent Cut-Off Date:
      4.   Purchase Price:                                                   100.00%
B.
As to all Subsequent Mortgage Loans:
      1.   Longest stated term to maturity:                                  299.00 months
      2.   Minimum Loan Rate:                                                7.250
      3.   Maximum Loan Rate:                                                16.250
      4.   WAC of all Subsequent Mortgage Loans:                             8.6601
      5.   WAM of all Subsequent Mortgage Loans:                             0.4120
      6.   Largest Principal Balance:                                        $450,000.00
      7.   Non-owner occupied Mortgaged Properties:                          1.70%
      8.   California zip code concentrations:                               14.13% and 7.26%
      9.   Condominiums:                                                     8.64%
      10.  Single-family:                                                    88.20%
      11.  Weighted average term since origination:                          188.110
      12.  Principal balance of Subsequent Mortgage Loans with respect to    $515,365.13
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13.  Number of Subsequent Mortgage Loans with respect to which the     3.38%
           Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                          EXHIBIT 3

                                       ADDITION NOTICE

DATE: November 27, 2006

The Bank of New York Trust Company, NA            Moody's Investors Service, Inc.
227 W. Monroe Street, 26th Floor                  99 Church Street
Chicago, IL 60606                                 New York, New York 10007

MBIA Insurance Corporation                        Standard & Poor's, a division of The
113 King Street                                   McGraw-Hill Companies, Inc.
Armonk, NY  10504                                 55 Water Street
Attention:  Insured Portfolio Management          New York, New York 10041-0003
Structured Finance
Re:  GMACM Home Equity Loan Trust 2006-HE4

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                   Re: GMACM Home Equity Loan Trust 2006-HE4 (Pre-Funding)

Ladies and Gentlemen:

        Pursuant  to  Section  2.2  of  the  mortgage  loan  purchase  agreement  dated  as of
September 27,  2006 (the  "Purchase  Agreement"),  among GMAC  Mortgage,  LLC, as a Seller and
Servicer,  Walnut Grove Mortgage Loan Trust 2003-A,  as a Seller,  Residential  Asset Mortgage
Products,  Inc., as Purchaser,  GMACM Home Equity Loan Trust 2006-HE4,  as Issuer and The Bank
of New York  Trust  Company,  National  Association,  as  Indenture  Trustee,  the  Seller has
designated the Subsequent  Mortgage  Loans  identified on the Mortgage Loan Schedule  attached hereto to be sold to the Issuer on November 27, 2006, with an aggregate  Principal  Balance of
$15,242,003.51.  Capitalized  terms not  otherwise  defined  herein have the meaning set forth in the  Appendix A to the  indenture  dated as of September  27, 2006,  between the Issuer and the Indenture Trustee.

        Please  acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                            Very truly yours,

                                            GMAC MORTGAGE, LLC,
                                               as Seller

                                            By: ______________________________________
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT

ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK TRUST COMPANY NATIONAL ASSOCIATION, as Successor,
    as Indenture Trustee

By: ________________________________________
    Name:
    Title: